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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)   MARCH 23, 2007
                                                        ------------------------


                              I/OMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

            NEVADA                   000-27267                  33-0773180
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 (State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)

                       4 MARCONI, IRVINE, CALIFORNIA 92618
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code         (949) 707-4800
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02.      NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
                RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      The Audit Committee of I/OMagic Corporation, a Nevada corporation (the "Company"), concluded, at a meeting on March 23, 2007, that the Company's consolidated financial statements for the years ended December 31, 2004 and 2005, the quarterly periods in years ended December 31, 2004 and 2005, and the first three quarterly periods in the year ended December 31, 2006 should no longer be relied upon because of errors in such financial statements as addressed in Financial Accounting Standards Board Statement No. 154. As a result of these errors, the Company will restate the financial statements described above to correct its accounting of cost of sales.

      The Company historically categorized cost of warehouse, shipping, receiving, purchasing and production as general expenses. Upon further reflection, it was determined that these costs are directly related to the production and processing of goods sold, and therefore should be included as cost of sales. The restatements related to cost of sales will change amounts presented in the Company's statements of operations for the periods set forth above.

      The Company anticipates that the restatements related to cost of sales would increase cost of sales and reduce gross profit and would not affect reported net sales, net income or net loss for the periods presented.

      The Company is presently unable to estimate the exact amounts of the various restatements or whether the restatements discussed above will be the only restatements of the Company's previously issued financial statements.

      These adjustments to the Company's accounting practices and restatements of prior year and interim period results have been discussed with the Audit Committee of the Company's Board of Directors and the Company is reviewing and discussing these adjustments and restatement issues with its current and prior independent registered public accounting firms.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                Not applicable.

         (b)    PRO FORMA FINANCIAL INFORMATION.

                Not applicable.

         (c)    EXHIBITS.

                NUMBER          DESCRIPTION

                99.1            Press Release dated March 29, 2007

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 2007              I/OMAGIC CORPORATION


                                   By: /s/ Thomas L. Gruber
                                       -----------------------------------------
                                       Thomas L. Gruber, Chief Financial Officer

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                         EXHIBITS FILED WITH THIS REPORT

        Number          Description
        ------          -----------

        99.1            Press Release dated March 29, 2007